                         SEMIANNUAL REPORT | JUNE 30, 1998

                                     [GRAPHIC]

                                      PACIFIC
                                      ADVISORS
                                         -
                                     FUND INC.




                                        BALANCED fund
                                        GOVERNMENT SECURITIES fund
                                        INCOME AND EQUITY fund
                                        SMALL CAP fund

PACIFIC ADVISORS
          table of contents


          MESSAGE FROM THE CHAIRMAN. . . . . . . . . . . . . . . . . 1

          BALANCED FUND. . . . . . . . . . . . . . . . . . . . . . . 2

          GOVERNMENT SECURITIES FUND . . . . . . . . . . . . . . . . 4

          INCOME AND EQUITY FUND . . . . . . . . . . . . . . . . . . 6

          SMALL CAP FUND . . . . . . . . . . . . . . . . . . . . . . 8

          SCHEDULE OF INVESTMENTS. . . . . . . . . . . . . . . . . .12

          STATEMENT OF ASSETS AND LIABILITIES. . . . . . . . . . . .21

          STATEMENT OF OPERATIONS. . . . . . . . . . . . . . . . . .22

          STATEMENT OF CHANGES IN NET ASSETS . . . . . . . . . . . .24

          NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . .26

          FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . .30

                                                  MESSAGE
                                                       from the chairman


Fellow Shareholders,

     During the first six months of 1998, the equity and bond markets have felt the impact of the economic crisis in Asia. As it became apparent in the spring of 1998 that Asia's economic problems were more severe than many economists had forecasted, investors reacted accordingly.

     Asia's problems were good news for the U.S. bond market. Low inflation, a strong U.S. Dollar, bond yields in the U.S. higher than in other developed countries, a balanced U.S. budget and domestic political stability, made U.S. bonds the investment of choice for many foreign investors. This trend which began in late 1997 should continue into 1999. Interest rates will probably decline even further from their current range of 5.5% to 6.0%.

     On the surface it appeared that the equity markets were not greatly affected by Asia's problems as the Dow Industrial, S&P 500 and NASDAQ Indices reached new highs in 1998. However, the performance of these indices was the result of investors pushing a few stocks, such as General Electric, Microsoft and other large blue chip stocks, to new highs. Investors believed that only the largest and most recognized multi-national companies offered liquidity and safety in an uncertain environment. As a result the valuations for many of these companies grew to more than twice the market average.

     During this same period many large, mid cap and small cap stocks were experiencing a significant correction. In 1998, 75% of NASDAQ and 45% of S&P 500 stocks have declined 30% from their 52-week high. The primary concern appears to be that corporate earnings for U.S. companies will slow as the strong U.S. Dollar makes exports more expensive and imports cheaper. Concerns that Asian economies may see a further devaluation in their currencies make it difficult for U.S. companies to raise prices and increase the potential for global deflation.

     We believe that Pacific Advisors' Funds have been relatively well positioned to weather this economic uncertainty. Investment strategies implemented in 1997 positioned the Funds well for the market changes we have experienced. I am pleased to report that both the Government Securities and Income and Equity Funds have been recognized as two of the top 10 bond funds for performance in 1998 in the August issue of MONEY MAGAZINE. Both of these Funds have achieved excellent results over the last one, three and five year periods.

     The Balanced Fund has also implemented a more defensive investment strategy in response to the turmoil in Asia. More details on the Fund's performance and investment strategy appear later in this report. The year-to-date results for the Small Cap Fund, however, have been disappointing. Even though many companies in the Fund had outstanding results their value declined as investors favored larger stocks. We believe that, as the market continues through this correction, it will set the stage for small cap stocks to rally from their currently low valuations.

     While there is a great deal of uncertainty in the global markets we remain optimistic about the long term scenario. Inflation and interest rates have remained low throughout this period, which should enable the economy to continue its growth, albeit at a slower rate. These conditions will also enable the stock market to resume its growth as global market conditions stabilize.

     For the first time, Pacific Advisors Fund Inc. is consolidating all of its Funds into a single semi-annual report. We trust that this consolidated report will enable you, as shareholders, to become more familiar with all of our Funds. Should you have questions regarding our Funds, please contact us at
(800) 282-6693.

     Sincerely,

     /s/ George A. Henning

     George A. Henning
     Chairman of the Board and President
     Pacific Advisors Fund Inc.

PACIFIC ADVISORS
          Balanced Fund


INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS IN FIXED-INCOME SECURITIES.


INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA


Q    HOW HAS THE FUND PERFORMED IN THE FIRST SIX MONTHS OF 1998?

A    For the six months ended June 30, 1998, the Fund's total return was 8.62%
for Class A shares and -0.46% for Class C shares (inception date April 4, 1998). During the same period, the Fund's benchmarks, the S&P 500(1) and the Lehman Intermediate Bond(2), returned 16.84% and 3.38%, respectively. Since the Fund invests in both stocks and bonds, its performance generally will not mirror either index. Instead, as was the case for the first part of the year, it is likely to be a blend of both.


Q    WHAT HAS BEEN YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A    In response to market volatility and declining interest rates, we have taken a more defensive position by investing a greater percentage of the Fund's assets in long-term bonds. As interest rates continue to decline, these bonds will appreciate in value, adding to the Fund's total return.

     Many of the well known blue chip stocks have become overvalued in recent months. For this reason, we have been purchasing primarily secondary stocks which are in the mid to large cap range, but not considered blue chip stocks. These stocks include such companies as R. H. Donnelly, CNF Transportation and Price Enterprises. During the first six months of 1998 the market has continued to favor blue chip stocks such as Pfizer, Nokia and Time Warner. Other equity positions in the Fund have not performed as well because of the concentration of the market in the large blue chip stocks.


Q    WHAT EVENTS HAVE HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE?

A    The Fund's returns were, in part, supported by the FDA' s approval of
Viagra. The drug's remarkable sales translated to substantial growth in the manufacturer, Pfizer's, stock. Similarly, AT&T's announcement of its decision to acquire Tele-Communications Inc. significantly improved the value of our position in Liberty Media.

     Among the factors which detracted from performance, the Asian crisis has had the greatest effect. The Asian crisis has decreased demand from Asia and increased competition for U.S. companies in Asian markets. Moreover, the strong U.S. dollar has made U.S. exports more expensive for foreign consumers. All of these factors combined with rising labor costs in the U.S. have hurt corporate earnings. As a result, many stocks, such as Boeing--which saw a decline in earnings due to a decrease in business from Asian airlines--have decreased in value.


------------------------------
INVESTMENT MIX as of 6/30/98

[CHART]

1.   COMMON STOCKS       50.91%
2.   CORPORATE BONDS     37.92%
3.   CASH                11.17%

Q    HOW IS THE FUND POSITIONED?

A    In the last six months we have taken a more defensive position by reducing our equity position and investing more of the Fund's assets in bonds and cash equivalents. With the instability of the market due to Asia and declining interest rates, the increased demand for bonds is likely to increase the value of these bonds. We have already begun to see the benefits of our defensive position as certain bonds, such as Barnett Banks, have improved their credit ratings and appreciated in value.

     During this period of uncertainty, we will continue to buy stocks as good buying opportunities arise. However, it is very possible that the overall equity position may be reduced further until the global markets begin to stabilize.

Q    WHAT IS YOUR INVESTMENT OUTLOOK OVER THE NEXT 12 MONTHS?

A    Looking ahead we feel that corporate earnings will continue to decline in response to the turmoil in Asia. While we are skeptical about the value and attractiveness of many stocks, we have a more positive outlook on bonds. As mentioned earlier, as the value of stocks decline, more investors are attracted to the bond market, increasing the value of bonds. By locking in interest rates on long-term bonds now, we hope to see these bonds appreciate in value and contribute to the Fund's total return as interest rates continue to decline.


(1) The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.
(2) The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Government Securities Fund


INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING COMMON STOCKS FOR GROWTH IN INCOME.


INTERVIEW WITH PORTFOLIO MANAGER
R. "KELLY" KELLY


Q    HOW HAS THE FUND PERFORMED IN THE FIRST SIX MONTHS OF 1998?

A    As of June 30, 1998, the Fund's total return year-to-date was 8.59% for
Class A shares and 4.02% for Class C shares (inception date April 4, 1998). In comparison, the Fund's benchmark, the Lehman Long-term T-Bond Index(1), returned 6.27% for the same period.


Q    WHAT HAS BEEN YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A    We manage the Government Securities Fund with a barbell strategy. When interest rates rise, we invest primarily in short term bonds; and when interest rates decline, we invest primarily in long-term bonds. Since the fall of 1997, our strategy has been to move into longer maturity bonds, in order to capitalize on declining interest rates. As a result, the average maturity in the Fund has increased from 17.8 to 24.5 years.


Q    WHAT EVENTS HAVE HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE?

A    Declining interest rates had the greatest impact on the Fund's performance for the first half of the year. As the U.S. economy began to feel the effects of the Asian crisis, interest rates began to come down. One of the major factors contributing to this trend has been the decline in U.S. exports to Asia. While exports have declined, the number of low-cost imports coming into the U.S. from Asia has increased significantly. Low-cost imports deny U.S. manufacturers the ability to raise prices, which are needed to offset rising labor costs. In addition, the strength of the U.S. dollar, in comparison to other currencies, has increased the cost of U.S. exports and hurt sales abroad. With the strong U.S. dollar working to slow the economy, the Federal Reserve did not have to raise interest rates in order to protect against inflation. In response to these pressures, interest rates have declined and the value of long-term bonds has increased, leading to an increase in the Fund's total return.

     In addition to declining interest rates, the gloom which spread across global financial markets during the second quarter led investors to seek the relative safety of U.S. Treasury bonds. U.S. stock market gains were concentrated in a handful of high-profile blue chip stocks. Earnings growth dropped into the single digit range which caused many investors to move out of stocks and into bonds. The increased popularity of bonds during this period has also helped increase the value of the Fund's portfolio.


------------------------------
INVESTMENT MIX as of 6/30/98

[GRAPHIC]

1.   U.S. TREASURY BONDS      74.10%
2.   EQUITIES                 18.51%
3.   CASH                      7.39%

Q    HOW IS THE FUND POSITIONED?

A    Since a number of conditions exist which seem to indicate that long-term interest rates will continue to decline, the Fund is now primarily invested in long-term U.S. Treasury Bonds and public utility stocks. A slowing global economy with muted inflation and a balanced U.S. budget will leave little need for the government to sell bonds and compete with the private sector for capital. Moreover, disappointing profit growth in the equity market may spell trouble for stock prices, but perhaps set the stage for rising bond prices. As we head into the second half of the year, we will maintain our investment position in order to capitalize on declining interest rates and the increased demand for bonds.


Q    WHAT IS THE BENEFIT OF HAVING UTILITY STOCKS IN THE FUND?

A    The primary benefit of utility stocks is the protection they offer against inflation. In selecting these utilities we look for companies with strong balance sheets as well as above average dividend growth. Whereas the interest rate on a bond remains stable, even when inflation rises, the rising dividend income produced by utilities helps to minimize the effects of inflation. The market tends to value these stocks similar to the 30-year Treasury bond, and when interest rates decline these stocks usually increase in value.


Q    WHAT IS YOUR INVESTMENT OUTLOOK OVER THE NEXT 12 MONTHS?

A    The U.S. economy has started to slow in response to deflationary global forces. We believe that a number of forces have come together that should create major changes in both bond and stock prices in the near future. For instance, we expect company earnings to continue to slow in the second half of the year as the effects of the crisis in Asia and other worldwide forces continue to impact the U.S. This decline in performance should continue to lead investors out of the stock market and into the bond market, creating an even stronger demand for bonds. By late 1998 or early 1999, it is likely that interest rates will move even lower. Until then, they are likely to remain in the 5.5 to 6.0% range. The degree to which the rates will decline largely depends on four key factors: 1) the degree to which the market continues to feel the effects of the Asian crisis; 2) the strength of the U.S. dollar, which will affect the U.S. trade balance; 3) the degree to which higher labor costs will affect corporate earnings; and 4) the growth of the U.S. money supply which drives the economy and markets.

          "NO DOUBT ABOUT IT--U.S. GOVERNMENT BONDS ARE LOOKING GOOD THESE DAYS...ANOTHER TOP RISK-ADJUSTED PERFORMER, PACIFIC ADVISORS GOVERNMENT SECURITIES A (UP 19.7% IN THE PAST 12 MONTHS) ACTIVELY MANAGES RISK...PACIFIC ADVISORS IS A TOTAL-RETURN BOND FUND THAT USES A PROPRIETARY INTEREST-RATE TIMING MODEL TO BET ON THE DIRECTION OF RATES...KELLY SHORTENS THE FUND'S DURATION WHEN HE THINKS RATES WILL RISE AND LENGTHENS THEM WHEN HE THINKS THEY WILL FALL. NOW, HE'S
          BUYING BONDS WITH AN AVERAGE MATURITY OF 26 YEARS BECAUSE HE SEES RATES HEADING LOWER.
               THE FUND'S SUCCESS IN MANAGING DURATION HELPS EXPLAIN
          WHY THIS FUND HAS THE LOWEST STANDARD DEVIATION--A MEASURE
          OF HOW MUCH ITS RETURNS VARY FROM ITS LONG-TERM
          AVERAGE--AMONG THE GROUP OF TOP PERFORMERS. BUT THERE'S ANOTHER REASON PACIFIC ADVISORS HAS DONE WELL. KELLY IS PERMITTED TO INVEST UP TO 35% OF THE FUND IN STOCKS OF DOMESTIC AND FOREIGN UTILITIES THAT HAVE GOOD FUNDAMENTALS--AND ABOVE-AVERAGE DIVIDENDS THAT HAVE BEEN GROWING."
                           Reprinted from BUSINESS WEEK August 3, 1998


(1) The Lehman T-Bond Index is an unmanaged index of long term government bonds since 12/31/80.

PACIFIC ADVISORS
          Income and Equity Fund


INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.


INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA


Q    HOW HAS THE FUND PERFORMED IN THE FIRST SIX MONTHS OF 1998?

A    For the six months ended June 30, 1998, the Fund's total return was 7.53%
for Class A shares and 2.32% for Class C shares (inception date April 4,1998). Over the same period, the Fund outperformed its benchmark, the Lehman Intermediate T-Bond Index(1), which returned 3.38%. In addition to outperforming the benchmark, the Fund was also ranked as of June 30 by Morningstar as one of the top ten bond funds for performance in 1998.


Q    WHAT HAS BEEN YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A    Our strategy has been to adjust the ratio of bonds to equities in order to capitalize on market conditions. Since October of 1997, the Asian economic crisis has been the most significant force affecting the market. As a result of this crisis, U.S. exports to Asia have decreased, while low-cost imports from Asia have poured into the U.S. Under these conditions, U.S. manufacturers have been unable to raise prices to offset rising labor costs. As a result, we have seen an economic slowdown with a decrease in corporate earnings. Large cap, multinational companies have been one of the groups most affected by these events. In response to this change in market conditions, we have increased the Fund's bond position from approximately 60%, in October 1997, to approximately 68%, as of June 30, 1998. In the same period of time we have also seen interest rates begin to decline in response to the strong dollar and the relative stability of the U.S. government and economy. Both of these factors have led to an increased demand for bonds, which has resulted in the rise of bond prices. By increasing our bond exposure, we have been able to take greater advantage of declining interest rates while reducing our exposure risk in equities.


Q    HOW IS THE FUND POSITIONED?

A    Presently the Fund has approximately 65% of its assets in corporate bonds and 15% in equities. This position reflects our belief that over the last several months many large cap companies have become overvalued by the market. We have decreased our equity position in order to minimize risk. Instead of selling equities, however, we have reduced the position primarily by investing new money coming into the Fund in bonds.

     Besides increasing our bond position, we have also increased the average maturity of our bonds to approximately 6 years. With the likelihood that interest rates will continue to decline, this allows us to capitalize on the potential for market appreciation, while keeping our position flexible enough to allow us to adjust our fixed income position as economic changes occur.


------------------------------
INVESTMENT MIX as of 6/30/98


[CHART]

1.   CORPORATE BONDS          65.18%
2.   EQUITIES                 15.66%
3.   CASH                      9.89%
4.   GOVERNMENT BONDS          9.27%

Q    WHAT TYPES OF BONDS ARE YOU PURCHASING FOR THE FUND?

A    We look for high quality, investment grade bonds which are undervalued. At present, these bonds range in maturity from 2 to 15 years, with an average maturity of approximately 6 years. With the expectation that interest rates will continue to decline, we having been purchasing bonds with longer maturities. For example, in response to the declining equity market in the last quarter, we have added to a number of existing positions in the 10 to 12 year maturity range. This allows us to lock in interest rates now, with the potential for these bonds to appreciate in value as interest rates move lower.


Q    WHAT IS THE PURPOSE OF THE EQUITY INVESTMENTS IN THE FUND?

A    The equity portion of the portfolio is designed to complement the income generated by corporate bonds and optimize the Fund's total return. As these equities increase in value, they generate capital growth which adds to the Fund's total return. The equity position of the Fund also acts as a hedge against inflation. Whereas bonds are locked into a fixed rate of return, equities offer the potential for capital appreciation which can minimize the effects of inflation. In selecting equities we attempt to diversify the Fund by maintaining positions in a number of industries, as well as a number of companies. These companies include such household names such as Microsoft, GE and Gillette. Diversification in well-established companies helps us minimize the risk associated with equities while continuing to provide the potential for capital return.


Q    WHAT FACTORS ARE CONSIDERED IN DETERMINING THE PERCENTAGE OF EQUITIES IN
THE FUND?

A    In determining the mix between bonds and equities, we look at the overall economy and equity markets. When the equity market is in an uptrend, we would expect to invest 25-30% of the Fund's assets in equities. When the market is declining, we would expect to reduce this percentage and increase our bond position. This has been the case in light of the impact of global events, such as the Asian economic crisis, which have an unknown duration and effect. In response, we take a more cautious position with the Fund by reducing its exposure to equities. Additionally, when any one company becomes fully valued, we will begin to prune that position and reallocate the monies in order to prevent the portfolio from becoming too heavily weighted towards any one stock.


Q    WHAT IS YOUR INVESTMENT OUTLOOK OVER THE NEXT 12 MONTHS?

A    We believe that the problems in Asia will continue to be a key factor in the market's performance. The duration of the crisis and the full extent of its effects are still unknown. In addition, we also see signs that indicate a continued decline in interest rates. The strong dollar, higher interest rates in developing countries, and the government operating on a balanced budget have eliminated the need for the Federal Reserve to raise rates. The relative stability of the U.S. government and corporations, coupled with the current economic conditions, also indicate that U.S. bonds will continue to gain in popularity, further increasing their value. We will maintain our current position in order to capitalize on the demand for bonds until we see opportunities to increase our equity position.


(1) The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Small Cap Fund


INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH AN AVERAGE MARKET CAP BELOW $150M WITH A LOW P/E AND HIGH EARNINGS MOMENTUM.


INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
GEORGE A. HENNING


Q    HOW HAS THE FUND PERFORMED IN THE FIRST SIX MONTHS OF 1998?

A    For the six months ended June 30, 1998, the Fund had a loss of -1.43% for
Class A shares and -12.39% for Class C shares (inception date April 4, 1998). During the same period, the NASDAQ Composite(1) and Russell 2000(2) indices had total returns of 20.66% and 4.66%, respectively.


Q    WHY DID THE FUND UNDER PERFORM IN COMPARISON TO THE NASDAQ COMPOSITE AND
RUSSELL 2000 INDICES?

A    When the market became fully aware of the Asian economic crisis in late
1997, it took a downturn. Small cap stocks in particular were affected as investors desired the greater liquidity and perceived safety offered by large cap stocks. In the first part of 1998, believing that the impact of Asia may have been overestimated, the market made a slight comeback and by the end of March the Fund had a year-to-date return of 12.34%. In April, however, after the release of first quarter earnings, the market reevaluated the impact of Asia and began to take another downturn. In this downturn investors sold-off small cap stocks and concentrated their money primarily in large cap stocks which they believed would offer greater liquidity.

     This shift in the market has not been adequately reflected in either the NASDAQ Composite or the Russell 2000 Index. NASDAQ is heavily weighted toward large cap stocks, in particular technology stocks. For example, Microsoft and Intel comprise 10% and 5% of the Index, respectively. The Fund's emphasis on small cap value stocks (which often eliminates technology stocks) is not reflected in these indices.

     While the Russell 2000 tracks stocks with market capitalizations of $1 billion or less, this threshold is still well above the Fund's, which focuses on companies under $500 million. The Russell 2000 is also weighted towards financial services stocks, which do not comprise a large portion of the Fund's assets.

     During the last six months the performance of both indices has reflected investors' preference for large cap stocks in these two heavily favored sectors (technology & financial services). The near 15% difference in returns for the two indices demonstrates the disparity between large and small cap stocks during this time.


Q    WHAT HAS BEEN YOUR INVESTMENT STRATEGY IN 1998?

A    Our strategy with respect to the Fund has been and continues to be to look for small cap and micro cap (under $150 million) stocks which are undervalued and under followed. Although not widely recognized, these companies are characterized by a history of strong revenue and earnings growth as well as strong and capable management. In addition to these traits, we also look for companies which may have a catalyst (such as new large contracts or acquisitions) in the foreseeable future which will cause the stock to receive market recognition and rise in value.

     Since late 1997 we have tried to capitalize on changing market conditions by raising capital through the sale of stocks which have become fully valued. Our strategy has been to capitalize on the market pullback by using this money to make significant purchases of new stocks which meet our criteria but are undervalued by the market. One example, Biosource, a manufacturer of test kits for biomedical research, has maintained sales and revenue growth of 20% with pretax earnings growing well above 20%. Despite continued demand for its products and solid performance, the stock is selling near 10 times its earnings for 1997, whereas similar companies are trading at 20 times their earnings. Biosource continues to experience a growth in demand for its product and we believe that after the market correction the value of its stock will increase. Other stocks in the portfolio fit a scenario similar to Biosource's, by exhibiting good performance and providing services and products in high demand, while remaining under appreciated by the market. These stocks include Rentrak, which has exclusive agreements with many major movie studios to provide videos to video rental stores on a revenue sharing basis; and Diversified Corporate Resources, a temporary and placement agency servicing the growing market for high tech personnel. In implementing this rotation, the Fund continues to maintain its philosophy of being more fully invested, but has been more aggressive in taking profits to redeploy in these types of stocks as the opportunities arise.


Q    HOW DO YOU DEFINE SMALL CAP FOR THIS FUND?

A    Over the last several years the definition of "small cap" has changed dramatically. In today's market many would consider small cap companies as those with a market capitalization of $2 billion or less. As stated in the prospectus, the Fund focuses on stocks with a market capitalization under $500 million, with a particular emphasis on companies with $150 million or less, which are termed "micro-cap stocks". We are generally attracted to companies who demonstrate market leadership in new products and services. This leadership makes these companies attractive because of their potential to develop into larger companies or to become attractive for acquisition by larger companies. Despite lagging performance in the last year or two, small cap stocks have historically performed well, and we expect that after this market correction they will resume their market leadership.


Q    WHY ARE LARGE CAP STOCKS OUTPERFORMING SMALL CAP STOCKS?

A    The crisis in Asia has weakened corporate earnings and raised questions about global economic stability, leading investors to concentrate their money in stocks with greater liquidity and brand-name recognition. They believe this objective can be accomplished by investing in large cap companies such as Coca-Cola, Microsoft and Gillette. Investors believe that these types of companies represent a safer investment because of their size and status as market leaders. The added fact that these companies are also widely followed by market analysts tends to make their earnings projections more accurate. Finally, because of their size and performance history, these stocks have greater liquidity and can be more easily traded, even when poor market conditions prevail.


------------------------------
INVESTMENT MIX as of 6/30/98

[GRAPHIC]

1.   COMMON STOCKS            96.36%
2.   CASH                     3.64%

PACIFIC ADVISORS
          Small Cap Fund continued


Q    WHAT INVESTMENTS HAVE BEEN MOST SUCCESSFUL IN 1998?

A    Although the small cap market has been depressed, the Fund has several stocks which have performed well. Healthcare Services, which provides services to nursing homes, has been relatively unaffected by the Asian crisis and continues to expand its business, and in turn revenues. Natural Alternatives has also done well, benefiting from the decision to begin manufacturing vitamins in pill form, which has made its products more marketable. Finally, Elcor, a southwestern company which specializes in roofing materials, has seen business growth due to the effects of El Nino. We also believe that sectors such as health and personal care services, financial services and insurance services have potential for growth and will demonstrate market leadership in the future. Each of these industries are represented in the Fund.


Q    WHAT IS YOUR EXPECTATION FOR SMALL CAP STOCKS IN THE NEXT 12 MONTHS?

A    We believe that small cap stocks are significantly undervalued and will recover over the next several months. Recent figures have shown that approximately 75% of NASDAQ stocks have experienced a 30% correction from their 52-week high. This devaluation has occurred despite the fact that earnings growth projections for small cap stocks are higher than for larger cap stocks.

     The performance of small cap stocks, compared to large blue chip stocks, has been disappointing over the past eighteen months. However, it is not unusual for a sector of the market to be out of favor at some point in a market cycle. This is why it is important for investors to diversify their portfolio. Our investment strategy has always been to invest with a three to five year time horizon, since it is often difficult to anticipate when the market will recognize the performance of an individual stock or sector.

     As certain sectors of the market become fully valued, investors will search out new opportunities that provide growth opportunities. However, the uncertainty created by problems in Asia, Russia and other global events may cause the market to remain volatile until it appears that these economies are stabilizing. Looking at similar corrections in the past, however, small cap stocks have usually led the market out of its correction. Unlike large cap stocks, many of which have become fully or overvalued, small cap stocks have a great potential for growth.


(1) The NASDAQ Composite is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance for small companies. The NASDAQ Index does not take capital gains into consideration and unlike the Fund does not reflect management fees or expenses.
(2) The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund, does not reflect management fees or expenses.

PACIFIC ADVISORS
          financial statements

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 50.91%
Aerospace & Defense
         Boeing Company                 1.39%        2,000        $ 89,125
---------------------------------------------------------------------------

Communications
         Nokia Corporation - ADR A      3.40%        3,000         217,687
---------------------------------------------------------------------------

Containers & Packaging
         ACX Technologies*              0.85%        2,500          54,375
---------------------------------------------------------------------------

Electrical Components & Equipment
         Electroglas, Inc.*             0.82%        4,000          52,250
---------------------------------------------------------------------------

Entertainment
         GC Companies, Inc.*            1.21%        1,500          77,812
         TCI Liberty Media "A"*         1.82%        3,000         116,438
         Time Warner, Inc.              2.00%        1,500         128,156
         Viacom, Inc.*                  5.00%        5,500         320,375
---------------------------------------------------------------------------

                                       10.03%                      642,781
---------------------------------------------------------------------------

Factory Equipment
         Devlieg-Bullard*               0.88%       25,000          56,250
---------------------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage      2.35%        3,200         150,600
---------------------------------------------------------------------------

Food
         Archer-Daniels-Midland         1.59%        5,250         101,719
---------------------------------------------------------------------------

Food Retailers
         Fleming Companies, Inc.        1.37%        5,000          87,813
---------------------------------------------------------------------------

Gas - Integrated
         Enron Corporation              2.53%        3,000         162,187
---------------------------------------------------------------------------

Health Care Provider
         Comprehensive Care
         Corporation*                   1.38%        9,000          88,312
---------------------------------------------------------------------------

Industrial & Commercial Services
         Pinkertons Inc.*               1.46%        4,500          93,375
         Reliance Steel                 3.61%        6,000         231,750
---------------------------------------------------------------------------

                                        5.07%                      325,125
---------------------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings,
         Inc.*                          1.82%        3,000         116,813
---------------------------------------------------------------------------

Iron & Steel
         Oregon Steel Mills, Inc.       0.87%        3,000          55,875
---------------------------------------------------------------------------

Oilfield Equipment & Services
         Cooper Cameron*                1.19%        1,500          76,500
---------------------------------------------------------------------------

Pharmaceuticals
         Pfizer Inc.                    2.54%        1,500         163,031
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK CONTINUED

Publishing
         Dun & Bradstreet
         Corporation                    1.41%        2,500        $ 90,313
         Scholastic Corporation*        1.24%        2,000          79,750
         Thomas Nelson, Inc.            1.04%        5,000          66,875
---------------------------------------------------------------------------

                                        3.69%                      236,938
---------------------------------------------------------------------------

Railroads
         GATX Corporation               1.37%        2,000          87,750
---------------------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                   2.76%       10,000         176,875
---------------------------------------------------------------------------

Real Estate Investment Trusts (REITs)
         Price Enterprises, Inc.        2.87%       10,000         183,750
         Redwood Trust, Inc.            0.82%        3,000          52,688
---------------------------------------------------------------------------

                                        3.69%                      236,438
---------------------------------------------------------------------------

Trucking
         CNF Transportation             1.32%        2,000          85,000
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $2,188,061)                                      3,263,444
                                                             --------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS - 37.92%
Aerospace & Defense
         McDonnell Douglas              4.22%    $ 205,000         270,328
---------------------------------------------------------------------------

Banks - Regional
         Banc One Corp 9.875%
         03/01/09                       2.96%      150,000         189,535
         Nations Bank 10.875%
         03/15/03                       4.90%      264,000         314,382
---------------------------------------------------------------------------

                                        7.86%                      503,917
---------------------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.65%
         01/15/04                       1.80%      100,000         115,315
         Safeway, Inc. 9.875%
         03/15/07                       4.85%      252,000         311,137
---------------------------------------------------------------------------

                                        6.65%                      426,452
---------------------------------------------------------------------------

Insurance - Property & Casualty
         Chubb Corporation 8.75%
         11/15/99                       1.59%      100,000         102,120
---------------------------------------------------------------------------

Insurance - Specialty
         Equitable of Iowa 8.5%
         02/15/05                       1.30%       75,000          83,704
---------------------------------------------------------------------------

Oil, Secondary
         Occidental Petroleum 9.25%
         08/01/19                       5.13%      250,000         328,615
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utility - Electric
         Alabama Power 9.0%
         12/01/24                       1.96%    $ 115,000        $125,823
         Niagara Mohawk Power 9.75%
         11/01/05                       4.90%      266,000         314,124
---------------------------------------------------------------------------

                                        6.86%                      439,947
---------------------------------------------------------------------------

Utility - Telephone
         Nynex Corporation 9.55%
         05/01/10                       4.31%      239,151         276,284
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $2,322,753)                                      2,431,367
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         88.83%
         (Cost: $4,510,814)                                  $   5,694,811
                                                             --------------
SHORT-TERM INVESTMENTS - 9.68%
         United Missouri Bank Money
         Market Fund                                                30,678
         United Missouri Bank Repurchase Agreement with an
       effective yield of 4.97%,
         dated 6/26/98, due 7/1/98, secured by $580,000 US
       Treasury Notes, 8.25% due 7/15/98
         (market value of collateral is $602,139 including
       interest).                                                  590,000

OTHER ASSETS LESS LIABILITIES - 1.49%                               95,095
                                                             --------------

TOTAL NET ASSETS - 100%                                      $   6,410,584
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts           Value
--------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 74.10%
         US Treasury Bond 6.625%
         02/15/27                        8.70%  $  330,000   $     372,797
         US Treasury Bond 6.75%
         08/15/26                        8.02%     300,000         343,500
         US Treasury Bond 6.00%
         02/15/26                        7.29%     300,000         312,094
         US Treasury Bond 6.25%
         08/15/23                        6.99%     280,000         299,687
         US Treasury Bond 7.625%
         02/15/25                        7.35%     250,000         314,766
         US Treasury Bond 7.50%
         11/15/24                        7.24%     250,000         310,078
         US Treasury Bond 6.875%
         08/15/25                        6.76%     250,000         289,610
         US Treasury Bond 8.125%
         08/15/21                        6.09%     200,000         260,688
         US Treasury Bond 7.25%
         08/15/22                        5.59%     200,000         239,375
         US Treasury Bond 8.125%
         08/15/19                        6.03%     200,000         258,125
         US Treasury Bond -
         Stripped 08/15/25               4.04%     800,000         173,272
--------------------------------------------------------------------------
TOTAL US TREASURY BONDS
         (Cost: $(2,961,926)                                     3,173,992
                                                             -------------

                                     % of Net    Number of
                                       Assets       Shares           Value
--------------------------------------------------------------------------
COMMON STOCK - 18.51%
Communications
         Nokia Corporation - ADR A       2.37%       1,400         101,588
--------------------------------------------------------------------------

Utilities - Diversified
         Sierra Pacific Resources        1.86%       2,200          79,887
--------------------------------------------------------------------------

Utilities - Electric
         CMS Energy Corporation          3.49%       3,400         149,600
         IPALCO Enterprises, Inc.        3.63%       3,500         155,531
         Nipsco Industries, Inc.         3.66%       5,600         156,800
--------------------------------------------------------------------------

                                        10.78%                     461,931
--------------------------------------------------------------------------

Utilities - Telephone Systems
         TECO Energy, Inc.               3.50%       5,600         150,150
--------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $664,812)                                          793,556
                                                             -------------
TOTAL INVESTMENT SECURITIES -
         92.61%
         (Cost: $3,626,738)                                  $   3,967,548
                                                             -------------
SHORT-TERM INVESTMENTS - 4.63%
         United Missouri Bank Money
         Market Fund                                               198,239

OTHER ASSETS LESS LIABILITIES - 2.76%                              118,236
                                                             -------------

TOTAL NET ASSETS - 100%                                      $   4,284,023
--------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS - 65.18%
Banks - Money Centers
         Citicorp Subordinate
         Securities 9.5% 02/01/02       2.29%    $  50,000   $      55,545
         Union Bank of
         Switzerland-NY 7.25%
         07/15/06                       1.11%       25,000          26,812
---------------------------------------------------------------------------

                                        3.40%                       82,357
---------------------------------------------------------------------------

Banks - Regional
         Bank of America
         Subordinate Notes 10.0%
         02/01/03                       2.14%       45,000          51,908
         Bank of New York 8.5%
         12/15/04                       1.62%       35,000          39,326
         First Chicago NBD 7.25%
         08/15/04                       2.17%       50,000          52,507
         InterAmerican Development
         Bank 8.4% 09/01/09             0.50%       10,000          12,059
         Merchants National Bank
         9.875% 10/01/99                0.86%       20,000          20,910
         Nationsbank 5.125%
         09/15/98                       1.86%       45,000          44,942
         Nationsbank Corporation
         9.875% 06/01/01                3.42%       75,000          82,864
---------------------------------------------------------------------------

                                       12.57%                      304,516
---------------------------------------------------------------------------

Financial Services
         Associates Corporation
         N.A. 8.55% 07/15/09            2.44%       50,000          59,063
         General Motors Acceptance
         Corporation 9.625%
         12/15/01                       2.25%       49,000          54,415
---------------------------------------------------------------------------

                                        4.69%                      113,478
---------------------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital
         Corporation 8.5% 07/24/08      3.16%       65,000          76,609
---------------------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.5%
         06/01/10                       1.14%       22,000          27,559
---------------------------------------------------------------------------

Food
         Ralston Purina 9.25%
         10/15/09                       4.66%       92,000         112,917
---------------------------------------------------------------------------

Food Retailers
         Safeway, Inc 9.875%
         03/15/07                       2.25%       44,000          54,325
         Safeway, Inc 10.0%
         12/01/01                       2.30%       50,000          55,738
---------------------------------------------------------------------------

                                        4.55%                      110,063
---------------------------------------------------------------------------

Industrial
         Tenneco Corporation 10.2%
         03/15/08                       4.83%       90,000         116,918
---------------------------------------------------------------------------

Insurance - Full Line
         American General Financial
         8.125% 08/15/09                2.64%       56,000          63,830
         CIGNA Corporation 7.40%
         01/15/03                       1.08%       25,000          26,117
         CIGNA Corporation 7.40%
         5/15/07                        1.10%       25,000          26,662
         Transamerica Corporation
         9.375% 03/01/08                1.26%       25,000          30,462
---------------------------------------------------------------------------

                                        6.08%                      147,071
---------------------------------------------------------------------------

Office Equipment
         Xerox Corporation 7.15%
         08/01/04                       1.09%       25,000          26,396
---------------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                       1.35%       26,000          32,649
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Principal
                                       Assets      Amounts            Value
---------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Oil - Pipelines
         Union Pacific Resources
         7.0% 10/15/06                  2.17%    $  50,000   $      52,481
         Union Texas Petroleum
         8.375% 03/15/05                1.14%       25,000          27,716
---------------------------------------------------------------------------

                                        3.31%                       80,197
---------------------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Co. 10.0%
         01/01/11                       1.08%       20,000          26,163
         Sears Roebuck Co. 9.5%
         06/01/99                       1.06%       25,000          25,718
---------------------------------------------------------------------------

                                        2.14%                       51,881
---------------------------------------------------------------------------

US Government Agency
         International Bank
         Reconstruction &
         Development
             8.64% 06/18/01             1.11%       25,000          26,935
---------------------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric
         8.54% 09/18/06                 2.86%       60,000          69,287
         PSI Energy, Inc. 6.35%
         11/15/06                       1.68%       40,000          40,554
         Public Service Electric &
         Gas 8.875% 06/01/03            3.43%       75,000          82,935
---------------------------------------------------------------------------

                                        7.97%                      192,776
---------------------------------------------------------------------------

Utilities - Gas
         Consolidated Natural Gas
         6.625% 12/01/13                0.86%       20,000          20,714
---------------------------------------------------------------------------

Utilities - Telephone Systems
         New York Telephone Co.
         7.0% 06/15/13                  1.09%       25,000          26,431
         NYNEX Cap Fund 8.75%
         12/01/04                       1.18%       25,000          28,596
---------------------------------------------------------------------------

                                        2.27%                       55,027
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $1,531,024)            65.18%                    1,578,063
                                                             --------------
US GOVERNMENT SECURITIES - 8.83%
US Treasury Notes - 8.83%
         US Treasury Note 7.75%
         11/30/99                       4.89%      115,000         118,414
         US Treasury Note 7.875%
         11/15/04                       3.94%       85,000          95,466
---------------------------------------------------------------------------

                                        8.83%                      213,880
---------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $200,368)                                          213,880
                                                             --------------
FOREIGN GOVERNMENT SECURITIES - 0.44%
         Ontario Global Bond 7.0%
         08/04/05                       0.44%       10,000          10,554
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
         (Cost: $10,348)                                            10,554
                                                             --------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 14.48%
Building Materials
         Home Depot, Inc.               1.71%    $     500   $      41,531
---------------------------------------------------------------------------

Computer Software & Processing
         Microsoft*                     2.24%          500          54,187
---------------------------------------------------------------------------

Cosmetic/Personal Care
         Gillette Company               1.40%          600          34,013
---------------------------------------------------------------------------

Diversified Companies
         General Electric Co.           1.88%          500          45,500
---------------------------------------------------------------------------

Financial Services - Diversified
         Travelers Group, Inc.          1.88%          750          45,469
---------------------------------------------------------------------------

Investment Companies
         Alliance Capital
         Management L.P.                1.05%        1,000          25,313
---------------------------------------------------------------------------

Oil - Integrated Majors
         Mobil Corporation              1.27%          400          30,650
---------------------------------------------------------------------------

Pharmaceuticals
         Schering-Plough
         Corporation                    1.14%          300          27,487
---------------------------------------------------------------------------

Retailers - Specialty
         Gap Inc.                       1.91%          750          46,219
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $198,134)                                          350,369
                                                             --------------
PREFERRED STOCK - 1.18%
Insurance - Full Line
         Unum Corporation Series A      0.53%          500   $      12,969
---------------------------------------------------------------------------

Utility - Telephone Systems
         GTE 8.75% Series B             0.65%          600          15,712
---------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $28,990)                                            28,681
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         90.11%
         (Cost: 1,968,864)                                   $   2,181,547
                                                             --------------
SHORT-TERM INVESTMENTS - 7.54%
         United Missouri Bank Money
         Market Fund                                               182,655

OTHER ASSETS LESS LIABILITIES - 2.35%                               56,805
                                                             --------------

TOTAL NET ASSETS - 100%                                      $   2,421,007
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK - 96.36%
Airlines
         Mercury Air Group, Inc.*       2.04%       30,000       $ 230,625
---------------------------------------------------------------------------

Automobile Parts & Equipment
         Budget Group, Inc.*            4.24%       15,032         480,085
---------------------------------------------------------------------------

Banks - Regional
         Trustco Bank Corporation -
         NY                             1.39%        6,000         157,500
---------------------------------------------------------------------------

Building Materials
         Elcor Corporation              0.22%        1,000          25,250
         Q.E.P. Company, Inc.*          3.04%       40,000         345,000
---------------------------------------------------------------------------

                                        3.26%                      370,250
---------------------------------------------------------------------------

Chemicals
         Ocean Bio-Chem, Inc.*          1.65%      115,000         186,875
         Polymer Research
         Corporation of America*        1.20%       32,000         136,000
---------------------------------------------------------------------------

                                        2.85%                      322,875
---------------------------------------------------------------------------

Computers and Related Equipment
         Compass Plastics & Tech,
         Inc.*                          0.56%       28,000          63,000
         PC Service Source, Inc.*       1.34%       38,000         152,000
---------------------------------------------------------------------------

                                        1.90%                      215,000
---------------------------------------------------------------------------

Computers Software & Processing
         Telescan, Inc.*                0.96%       14,000         108,500
         Vista Information
         Solutions*                     2.02%       30,000         228,750
---------------------------------------------------------------------------

                                        2.98%                      337,250
---------------------------------------------------------------------------

Cosmetic/Personal Care
         American Safety Razor
         Corporation*                   5.16%       40,000         585,000
         Herbalife Class A              1.81%        8,333         205,200
         Herbalife Class B*             1.46%        8,000         165,000
         Natural Alternatives
         International*                 7.94%       45,000         900,000
         Natures Sunshine               2.99%       15,000         338,437
---------------------------------------------------------------------------

                                       19.36%                    2,193,637
---------------------------------------------------------------------------

Electrical Components & Equipment
         Transact Technologies,
         Inc.*                          2.51%       32,000         284,000
         Tridex Corporation*            3.04%       47,500         344,375
---------------------------------------------------------------------------

                                        5.55%                      628,375
---------------------------------------------------------------------------

Food
         Armanino Foods of
         Distinction*                   0.72%      100,000          81,250
         Green Mountain Coffee,
         Inc.*                          1.69%       32,000         192,000
         Worthington Foods, Inc.        7.39%       40,000         837,500
---------------------------------------------------------------------------

                                        9.80%                    1,110,750
---------------------------------------------------------------------------

Health Care Provider
         America Service Group*         2.16%       20,000         245,000
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     % of Net    Number of
                                       Assets       Shares            Value
---------------------------------------------------------------------------
COMMON STOCK CONTINUED

Home Construction
         Modtech, Inc.*                 3.51%       20,000   $     397,500
---------------------------------------------------------------------------

Industrial & Commercial Services
         Diversified Corporate
         Resources, Inc.*               1.81%       18,000         204,750
         Healthcare Services Group*     5.60%       40,000         635,000
         Itex Corporation*              1.14%       70,000         129,066
         RCM Technologies, Inc.*        1.79%       10,000         203,125
         Rentrak Corporation*           2.47%       50,000         279,690
---------------------------------------------------------------------------

                                       12.81%                    1,451,631
---------------------------------------------------------------------------

Insurance - Specialty
         Interstate National Dealer
         Services*                      5.23%       80,000         592,504
         Warrantech Corporation*        2.06%       55,000         233,750
---------------------------------------------------------------------------

                                        7.29%                      826,254
---------------------------------------------------------------------------

Medical Equipment, Devices, & Supplies
         Biosource*                     0.49%       10,000          55,625
         Meridian Medical
         Technologies, Inc.*            1.84%       22,000         209,000
---------------------------------------------------------------------------

                                        2.33%                      264,625
---------------------------------------------------------------------------

Railroads
         Railamerica, Inc.*             4.59%       85,000         520,625
---------------------------------------------------------------------------

Restaurants
         Panchos Mexican
         Restaurants*                   1.94%      130,000         219,375
---------------------------------------------------------------------------

Semiconductor & Related
         Cerprobe Corporation*          4.75%       41,000         538,125
---------------------------------------------------------------------------

Transportation Equipment
         DSP Technology, Inc.*          1.75%       24,000         198,000
         IMPCO Technologies*            1.86%       13,000         211,250
---------------------------------------------------------------------------

                                        3.61%                      409,250
---------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $8,782,305)                                     10,918,732
                                                             --------------
TOTAL INVESTMENT SECURITIES -
         96.36%
         (Cost: $8,782,305)                                  $  10,918,732
                                                             --------------
SHORT-TERM INVESTMENTS - 1.89%
         United Missouri Bank Money
         Market Fund                                               213,704

OTHER ASSETS LESS LIABILITIES - 1.75%                              198,394
                                                             --------------

TOTAL NET ASSETS - 100%                                      $  11,330,830
---------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                     PACIFIC ADVISORS
                                ----------------------------------------------------------
                                                                     INCOME
                                                  GOVERNMENT            AND          SMALL
                                     BALANCED     SECURITIES         EQUITY            CAP
                                         FUND           FUND           FUND           FUND
                                -------------  -------------  -------------  -------------
ASSETS
    Investment securities
         At cost                $  4,510,814   $  3,626,738   $  1,968,864   $  8,782,305
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
         At market value        $  5,694,811   $  3,967,548   $  2,181,547   $ 10,918,732
         Short-term
             investments, at
             cost, which is
             equivalent to
             market                  620,678        198,239        182,655        213,704
    Receivable for investments
         sold                              -              -              -         96,784
    Other assets                      41,489         38,601         17,278         90,962
    Accrued income receivable         55,654         63,812         32,078          5,150
    Receivable from Investment
         Manager (Note 3)                  -         15,298          1,323              -
    Receivable for capital
         shares sold                      47            718          6,242         13,005
                                -------------  -------------  -------------  -------------
    Total assets                   6,412,679      4,284,216      2,421,123     11,338,337
                                -------------  -------------  -------------  -------------
LIABILITIES
    Accounts payable                      15             23             20            108
    Accounts payable to
         related parties (Note
         3)                            2,080            170             96          7,399
                                -------------  -------------  -------------  -------------
    Total Liabilities                  2,095            193            116          7,507
                                -------------  -------------  -------------  -------------
NET ASSETS                      $  6,410,584   $  4,284,023   $  2,421,007   $ 11,330,830
                                -------------  -------------  -------------  -------------
SUMMARY OF SHAREHOLDERS'
    EQUITY
    Paid in capital             $  4,967,690   $  3,704,621   $  2,197,099   $  8,064,825
    Accumulated undistributed
         net investment income
         (loss)                       16,384          1,271            589              -
    Accumulated undistributed
         net realized gains
         (losses) on security
         transactions                242,513        237,321         10,636      1,129,578
    Net unrealized
         appreciation
         (depreciation) of
         investments               1,183,997        340,810        212,683      2,136,427
                                -------------  -------------  -------------  -------------
    Net assets at June 30,
         1998                   $  6,410,584   $  4,284,023   $  2,421,007   $ 11,330,830
                                -------------  -------------  -------------  -------------
CLASS A:
    Net assets                  $  6,402,576   $  4,151,505   $  2,357,005   $ 11,276,055
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Shares outstanding           488,858.490    394,059.169    223,440.925    653,199.440
    Net asset value and
         redemption price per
         share                  $      13.10   $      10.54   $      10.55   $      17.26
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Maximum offering price per
         share                  $      13.90   $      11.07   $      11.08   $      18.31
    Sales load                         5.75%          4.75%          4.75%          5.75%
CLASS C:
    Net assets                  $      8,008   $    132,518   $     64,002   $     54,775
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
    Shares outstanding               611.690     12,586.183      6,070.285      3,172.734
    Net asset value and
         redemption price per
         share                  $      13.09   $      10.53   $      10.54   $      17.26
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                            STATEMENT OF OPERATIONS
               For the six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   PACIFIC ADVISORS
                                -------------------------------------------------------
                                       BALANCED FUND         GOVERNMENT SECURITIES FUND
                                ---------------------------  --------------------------
INVESTMENT INCOME
    Dividends                   $    18,820                  $   15,339
    Interest                         89,255                      85,879
                                -------------                ------------
         Total income               108,075                     101,218
                                -------------                ------------

EXPENSES
    Investment management fees       24,037                      13,910
    Transfer agent fees              11,580                       9,029
    Fund accounting fees             13,438                       8,997
    Legal fees                       10,061                       7,389
    Audit fees                        7,044                       5,066
    Registration fees                 7,571                       5,991
    Printing                         11,059                       7,928
    Custody fees                      3,042                       2,838
    Director fees/meetings              870                         581
    Distribution fees (Note 3)        3,426                       2,177
    Amortization expense (Note
         1)                           1,829                       1,887
    Other expense                     3,545                       1,659
                                -------------                ------------
         Total Expenses,
             before
             reimbursements          97,502                      67,452
    Less fees waived and
         expenses reimbursed
         (Note 3)                    12,018                      34,643
                                -------------                ------------
         Net Expenses                85,484                      32,809
                                -------------                ------------
NET INVESTMENT INCOME (LOSS)                   $    22,591                 $    68,409
                                               ------------                ------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss)
         on investments                            242,249                     236,934

    Net unrealized
         appreciation
         (depreciation) of
         investments
         Beginning of period    $   960,871                  $  314,546
         End of period            1,183,997                     340,810
                                -------------                ------------
             Change in net
                  unrealized
                  appreciation
                (depreciation)
                  of
                  investments                      223,126                      26,264
                                               ------------                ------------
                                                   465,375                     263,198
                                               ------------                ------------

NET INCREASE (DECREASE) IN NET
    ASSETS
    RESULTING FROM OPERATIONS                  $   487,966                 $   331,607
                                               ------------                ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                            STATEMENT OF OPERATIONS
               For the six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    PACIFIC ADVISORS
                                ---------------------------------------------------------
                                  INCOME AND EQUITY FUND           SMALL CAP FUND
                                --------------------------  -----------------------------
INVESTMENT INCOME
    Dividends                   $    3,303                  $     11,079
    Interest                        53,159                        11,436
                                ------------                --------------
        Total income                56,462                        22,515
                                ------------                --------------

EXPENSES
    Investment management fees       8,232                        46,953
    Transfer agent fees             10,061                        22,645
    Fund accounting fees             8,908                        26,441
    Legal fees                       2,619                        16,577
    Audit fees                       2,361                        14,131
    Registration fees                3,548                        12,642
    Printing                         1,907                        16,064
    Custody fees                     2,845                         3,939
    Director fees/meetings             289                         1,743
    Distribution fees (Note 3)       1,448                         8,018
    Amortization expense (Note
         1)                          1,807                         1,893
    Other expense                      864                         4,060
                                ------------                --------------
        Total Expenses, before
             reimbursements         44,889                       175,106
    Less fees waived and
         expenses reimbursed
         (Note 3)                   25,832                             -
                                ------------                --------------
        Net Expenses                19,057                       175,106
                                ------------                --------------
NET INVESTMENT INCOME (LOSS)                  $    37,405                   $   (152,591 )
                                              ------------                  -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss)
         on investments                            10,643                      1,129,109

    Net unrealized
         appreciation
         (depreciation) of
         investments
         Beginning of period    $  110,484                  $  3,321,532
         End of period             212,683                     2,136,427
                                ------------                --------------
             Change in net
                  unrealized
                  appreciation
                (depreciation)
                  of
                  investments                     102,199                     (1,185,105 )
                                              ------------                  -------------
                                                  112,842                        (55,996 )
                                              ------------                  -------------

NET INCREASE (DECREASE) IN NET
    ASSETS
    RESULTING FROM OPERATIONS                 $   150,247                   $   (208,587 )
                                              ------------                  -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                     PACIFIC ADVISORS
                                -----------------------------------------------------------
                                       BALANCED FUND
                                ----------------------------   GOVERNMENT SECURITIES FUND
                                  Six months                  -----------------------------
                                       ended                     Six months
                                    June 30,      Year ended          ended      Year ended
                                        1998    December 31,  June 30, 1998    December 31,
                                 (Unaudited)            1997    (Unaudited)            1997
                                ------------  --------------  -------------  --------------
INCREASE IN NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)                 $     22,591  $     (1,189  ) $      68,409  $    187,675
    Net realized gain (loss)
         on investments              242,249        96,101          236,934        56,573
    Change in net unrealized
         appreciation
         (depreciation) of
         investments                 223,126       511,147           26,264       233,907
                                ------------  --------------  -------------  --------------
    Increase (decrease) in net
         assets resulting from
         operations                  487,966       606,059          331,607       478,155
                                ------------  --------------  -------------  --------------
    FROM DISTRIBUTION TO
         SHAREHOLDERS
    Class A:
         Net investment income             -        (5,013  )       (68,031)     (187,473  )
         Net capital gains                 -       (96,179  )             -       (57,411  )

    Class C:
         Net investment income             -             -           (1,123)            -
         Net capital gains                 -             -                -             -
                                ------------  --------------  -------------  --------------

    Decrease in net assets
         resulting from
         distributions                     -      (101,192  )       (69,154)     (244,884  )
                                ------------  --------------  -------------  --------------

    FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
    Proceeds from shares sold        491,470     2,162,179          486,122       760,764
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                         -        91,190           57,836       215,344
    Cost of shares repurchased      (161,445)     (353,082  )      (461,333)   (4,366,761  )
                                ------------  --------------  -------------  --------------
    Increase (decrease) in net
         assets derived from
         capital share
         transactions                330,025     1,900,287           82,625    (3,390,653  )
                                ------------  --------------  -------------  --------------

    Increase (decrease) in net
         assets                      817,991     2,405,154          345,078    (3,157,382  )

NET ASSETS
    Beginning of period            5,592,593     3,187,439        3,938,945     7,096,327
                                ------------  --------------  -------------  --------------
    End of period               $  6,410,584  $  5,592,593    $   4,284,023  $  3,938,945
                                ------------  --------------  -------------  --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                      PACIFIC ADVISORS
                                -------------------------------------------------------------
                                      INCOME AND FUND
                                ----------------------------          SMALL CAP FUND
                                  Six months                  -------------------------------
                                       ended                      Six months
                                    June 30,      Year ended           ended       Year ended
                                        1998    December 31,   June 30, 1998     December 31,
                                 (Unaudited)            1997     (Unaudited)             1997
                                ------------  --------------  --------------  ---------------
INCREASE IN NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)                 $     37,405  $     53,556    $     (152,591) $    (280,055  )
    Net realized gain (loss)
         on investments               10,643           (44  )      1,129,109         65,239
    Change in net unrealized
         appreciation
         (depreciation) of
         investments                 102,199        87,034        (1,185,105)       916,243
                                ------------  --------------  --------------  ---------------
    Increase (decrease) in net
         assets resulting from
         operations                  150,247       140,546          (208,587)       701,427
                                ------------  --------------  --------------  ---------------
    FROM DISTRIBUTION TO
         SHAREHOLDERS
    Class A:
         Net investment income       (36,737)      (53,539  )              -              -
         Net capital gains                 -             -                 -        (64,399  )

    Class C:
         Net investment income          (542)            -                 -              -
         Net capital gains                 -             -                 -              -
                                ------------  --------------  --------------  ---------------

    Decrease in net assets
         resulting from
         distributions               (37,279)      (53,539  )              -        (64,399  )
                                ------------  --------------  --------------  ---------------

    FROM CAPITAL SHARE
         TRANSACTIONS (NOTE 5)
    Proceeds from shares sold        484,135       765,748         1,363,629      3,511,363
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                    22,394        35,535                 -         51,981
    Cost of shares repurchased       (92,774)     (205,156  )       (949,172)    (1,624,170  )
                                ------------  --------------  --------------  ---------------
    Increase (decrease) in net
         assets derived from
         capital share
         transactions                413,755       596,127           414,457      1,939,174
                                ------------  --------------  --------------  ---------------

    Increase (decrease) in net
         assets                      526,723       683,134           205,870      2,576,202

NET ASSETS
    Beginning of period            1,894,284     1,211,150        11,124,960      8,548,758
                                ------------  --------------  --------------  ---------------
    End of period               $  2,421,007  $  1,894,284    $   11,330,830  $  11,124,960
                                ------------  --------------  --------------  ---------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Balanced Fund, Government Securities Fund, Income and Equity Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund (previously known as the Income Fund) seeks to provide current income and secondarily, long-term capital appreciation. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

        Effective April 1, 1998 the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and my differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Balanced Fund declares and distributes dividends of its net investment income, if any, annually. The Government Securities Fund declares and distributes dividends of its net investment income, if any, quarterly. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Small Cap Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. ORGANIZATIONAL COSTS. Costs incurred by the Funds in connection with their organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period. For the period from January 1, 1998 through June 30, 1998, the Funds had the following amounts of amortization expense for organizational expenses.

Balanced Fund                                       $1,791
Government Securities Fund                           1,791
Income and Equity Fund                               1,791
Small Cap Fund                                       1,791

        F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager. The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the

                           PACIFIC ADVISORS FUND INC.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Government Securities Fund and 0.75% of average net assets for the Balanced, Income and Equity and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Hamilton & Bache, Inc. and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Hamilton and Bach, Inc. ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements, with the Company, on behalf of the Government Securities and Income and Equity Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund Operating Expenses exceed 1.65% and 1.85%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities and Income and Equity Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the period from January 1, 1998 through June 30, 1998.

                                              Management and           Expense
                                           Sub-Advisory Fees    Reimbursements
Balanced Fund                                   $     12,018       $         -
Government Securities Fund                            12,916            21,727
Income and Equity Fund                                 7,718            18,114
Small Cap Fund                                             -                 -

        These waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to theInvestment Manager on a fund by fund basis. As of June 30, 1998 the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Balanced Fund                                       $247,866
Government Securities Fund                           400,824
Income and Equity Fund                               316,894
Small Cap Fund                                       217,445

        For the period from January 1, 1998 through June 30, 1998, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                            Underwriting    Commissions
                                           Fees Retained           Paid
Balanced Fund                                 $    1,110      $   5,438
Government Securities Fund                           567          3,005
Income and Equity Fund                             1,103          5,893
Small Cap Fund                                     7,510         37,965

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee in an amount up to 0.25% per annum of each Fund's average daily net assets to qualified recipients. For the period from January 1, 1998 to June 30, 1998, total service fees were:

Balanced Fund                                       $ 3,426
Government Securities Fund                            2,177
Income and Equity Fund                                1,448
Small Cap Fund                                        8,018

                           PACIFIC ADVISORS FUND INC.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the period ended June 30, 1998

                                                             Gross          Gross    Net Unrealized
                               Cost of     Proceeds     Unrealized     Unrealized      Appreciation
                             Purchases   from Sales   Appreciation   Depreciation    (Depreciation)
Balanced Fund              $ 1,847,855  $ 1,839,310   $  1,237,450   $     53,453     $   1,183,997
Government Securities
  Fund                       1,072,094    1,137,637        340,810              -           340,810
Income and Equity Fund         413,502      135,434        212,992            309           212,683
Small Cap Fund              2,979,.441    2,986,976      3,161,744      1,025,317         2,136,427

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                   Six months ended
                                    June 30, 1998              Year ended
                                     (Unaudited)           December 31, 1997
                                ----------------------  ------------------------
                                 Shares         Amount    Shares          Amount
                                -------  -------------  --------  --------------
BALANCED FUND
Class A:
Shares sold                      37,882  $   483,463     187,918  $  2,162,179
Reinvestment of distributions         -            -       7,644        91,190
                                -------  -------------  --------  --------------
                                 37,882      483,463     195,562     2,253,369
Shares repurchased              (12,726)    (161,445  )  (30,811)     (353,082  )
                                -------  -------------  --------  --------------
Net increase (decrease)          25,156  $   322,018     164,751  $  1,900,287
                                -------  -------------  --------  --------------
Class C:
Shares sold                         612  $     8,007           -  $          -
Reinvestment of distributions         -            -           -             -
                                -------  -------------  --------  --------------
                                    612        8,007           -             -
Shares repurchased                    -            -           -             -
                                -------  -------------  --------  --------------
Net increase (decrease)             612  $     8,007           -  $          -
                                -------  -------------  --------  --------------

GOVERNMENT SECURITIES FUND
Class A:
Shares sold                      34,773  $   355,122      81,886  $    760,764
Reinvestment of distributions     5,494       56,713      22,761       215,344
                                -------  -------------  --------  --------------
                                 40,267      411,834     104,647       976,108
Shares repurchased              (45,322)    (461,333  ) (468,492)   (4,366,761  )
                                -------  -------------  --------  --------------
Net increase (decrease)          (5,055) $   (49,498  ) (363,845) $ (3,390,653  )
                                -------  -------------  --------  --------------
Class C:
Shares sold                      12,479  $   131,000           -  $          -
Reinvestment of distributions       107        1,123           -             -
                                -------  -------------  --------  --------------
                                 12,586      132,123           -             -
Shares repurchased                    -            -           -             -
                                -------  -------------  --------  --------------
Net increase (decrease)          12,586  $   132,123           -  $          -
                                -------  -------------  --------  --------------

                           PACIFIC ADVISORS FUND INC.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS CONTINUED

                                   Six months ended
                                     June 30, 1998              Year ended
                                      (Unaudited)           December 31, 1997
                                -----------------------  ------------------------
                                 Shares          Amount    Shares          Amount
                                -------  --------------  --------  --------------
INCOME AND EQUITY FUND
Class A:
Shares sold                      40,487  $    420,752      78,841  $    765,748
Reinvestment of distributions     2,098        21,852       3,664        35,535
                                -------  --------------  --------  --------------
                                 42,585       442,604      82,505       801,283
Shares repurchased               (9,018)      (92,774  )  (21,236)     (205,156  )
                                -------  --------------  --------  --------------
Net increase (decrease)          33,567  $    349,830      61,269  $    596,127
                                -------  --------------  --------  --------------
Class C:
Shares sold                       6,019  $     63,383           -  $          -
Reinvestment of distributions        51           542           -             -
                                -------  --------------  --------  --------------
                                  6,070        63,925           -             -
Shares repurchased                    -             -           -             -
                                -------  --------------  --------  --------------
Net increase (decrease)           6,070  $     63,925           -  $          -
                                -------  --------------  --------  --------------
SMALL CAP FUND
Class A:
Shares sold                      68,011  $  1,253,276     211,910  $  3,511,363
Reinvestment of distributions         -             -       3,024        51,981
                                -------  --------------  --------  --------------
                                 68,011     1,253,276     214,934     3,563,344
Shares repurchased              (50,151)     (901,751  )  (98,652)   (1,624,170  )
                                -------  --------------  --------  --------------
Net increase (decrease)          17,860  $    351,525     116,282  $  1,939,174
                                -------  --------------  --------  --------------
Class C:
Shares sold                       5,763  $    110,353           -  $          -
Reinvestment of distributions         -             -           -             -
                                -------  --------------  --------  --------------
                                  5,763       110,353           -             -
Shares repurchased               (2,590)      (47,421  )        -             -
                                -------  --------------  --------  --------------
Net increase (decrease)           3,173  $     62,932           -  $          -
                                -------  --------------  --------  --------------

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                   BALANCED FUND
                           ---------------------------------------------------------------------------------------------
                                                                      Class A
                           ---------------------------------------------------------------------------------------------
                                 Six months ended                     For the year ended December 31,
                                    June 30, 1998   --------------------------------------------------------------------
                                      (Unaudited)              1997              1996              1995             1994
                           ----------------------   --------------------------------------------------------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                  $    12.06         $         10.66   $          9.31   $          8.75   $         8.99
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Income from investing
         operations
         Net investment
             income                    0.05                       -              0.09              0.18             0.02
         Net realized and
             unrealized
             gains
             (losses) on
             securities                0.99                    1.62              1.39              0.57           (0.24)
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total from investment
         operations                    1.04                    1.62              1.48              0.75           (0.22)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Less distributions
         From net
             investment
             income                       -                  (0.01)            (0.09)            (0.18)           (0.02)
         From net capital
             gains                        -                  (0.21)            (0.04)            (0.01)                -
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total distributions                   -                  (0.22)            (0.13)            (0.19)           (0.02)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Net asset value, end
         of period               $    13.10         $         12.06   $         10.66   $          9.31   $         8.75
                           ----------------------   ---------------   ---------------   ---------------   --------------

TOTAL INVESTMENT RETURN               8.62%*                 15.24%            15.92%             8.70%          (2.41)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)            $    6,403         $         5,593   $         3,187   $         2,219   $        1,341
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions             0.38%*                (0.03)%             1.12%             2.46%            0.93%
             Without
                  expense
               reductions             0.18%*                (0.50)%           (0.76)%           (0.62)%         (15.11)%
    Ratio of expenses to
         average net
         assets
             With expense
               reductions             1.44%*                  3.28%             2.48%             2.24%            1.83%
             Without
                  expense
               reductions             1.65%*                  3.75%             4.36%             5.31%           17.85%
    Portfolio turnover
         rate                        27.43%                  64.13%            65.94%            41.23%           60.68%
    Average commission
         per share paid
         on equity
         transactions            $   0.0871         $        0.0945   $        0.0812   $        0.1005   $            -


                                    Class C
                           -------------------------
                                    April 2, 1998 to
                                       June 30, 1998
                                         (Unaudited)
                           -------------------------
PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                     $  13.09
                           -------------------------
    Income from investing
         operations
         Net investment
             income                     0.01
         Net realized and
             unrealized
             gains
             (losses) on
             securities               (0.01)
                           -------------------------
    Total from investment
         operations                     0.00
                           -------------------------
    Less distributions
         From net
             investment
             income                        -
         From net capital
             gains                         -
                           -------------------------
    Total distributions                    -
                           -------------------------
    Net asset value, end
         of period                  $  13.09
                           -------------------------
TOTAL INVESTMENT RETURN              (0.46%)*
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)               $      8
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions              0.15%*
             Without
                  expense
               reductions              0.02%*
    Ratio of expenses to
         average net
         assets
             With expense
               reductions              0.99%*
             Without
                  expense
               reductions              1.12%*
    Portfolio turnover
         rate                            N/A
    Average commission
         per share paid
         on equity
         transactions                    N/A

--------------------------------------------------------------------------------

*    Not annualized
N/A  Not applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                            GOVERNMENT SECURITIES FUND
                           ---------------------------------------------------------------------------------------------
                                                                      Class A
                           ---------------------------------------------------------------------------------------------
                                 Six months ended                     For the year ended December 31,
                                    June 30, 1998   --------------------------------------------------------------------
                                      (Unaudited)              1997              1996              1995             1994
                           ----------------------   --------------------------------------------------------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                  $     9.87         $          9.30   $         10.16   $          8.82   $         9.00
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Income from investing
         operations
         Net investment
             income                    0.17                    0.35              0.33              0.31             0.13
         Net realized and
             unrealized
             gains
             (losses) on
             securities                0.67                    0.71            (0.65)              1.53           (0.14)
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total from investment
         operations                    0.84                    1.06            (0.32)              1.84           (0.01)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Less distributions
         From net
             investment
             income                  (0.17)                  (0.35)            (0.32)            (0.31)           (0.17)
         From net capital
             gains                        -                  (0.14)            (0.22)            (0.19)                -
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total distributions              (0.17)                  (0.49)            (0.54)            (0.50)           (0.17)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Net asset value, end
         of period               $    10.54         $          9.87   $          9.30   $         10.16   $         8.82
                           ----------------------   ---------------   ---------------   ---------------   --------------

TOTAL INVESTMENT RETURN               8.59%*                 11.72%           (3.15)%            20.32%          (0.15)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)            $    4,151         $         3,939   $         7,096   $         5,837   $        3,185
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions             1.73%*                  3.36%             3.46%             3.75%            2.09%
             Without
                  expense
               reductions             0.86%*                  1.51%           (2.17)%           (2.60)%          (1.17)%
    Ratio of expenses to
         average net
         assets
             With expense
               reductions             0.83%*                  1.65%             1.66%             1.65%            1.60%
             Without
                  expense
               reductions             1.70%*                  3.51%             2.95%             2.80%            4.86%
    Portfolio turnover
         rate                        27.05%                  68.52%            50.49%            57.85%           81.59%
    Average commission
         per share paid
         on equity
         transactions            $   0.7512         $        0.0771   $        0.0770   $        0.0884   $            -


                                    Class C
                           -------------------------
                                    April 2, 1998 to
                                       June 30, 1998
                                         (Unaudited)
                           -------------------------
PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                     $  10.24
                           -------------------------
    Income from investing
         operations
         Net investment
             income                     0.01
         Net realized and
             unrealized
             gains
             (losses) on
             securities                 0.37
                           -------------------------
    Total from investment
         operations                     0.38
                           -------------------------
    Less distributions
         From net
             investment
             income                   (0.09)
         From net capital
             gains                         -
                           -------------------------
    Total distributions               (0.09)
                           -------------------------
    Net asset value, end
         of period                  $  10.53
                           -------------------------
TOTAL INVESTMENT RETURN                4.02%*
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)               $    133
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions              0.33%*
             Without
                  expense
               reductions            (0.54)%*
    Ratio of expenses to
         average net
         assets
             With expense
               reductions              0.25%*
             Without
                  expense
               reductions              1.12%*
    Portfolio turnover
         rate                            N/A
    Average commission
         per share paid
         on equity
         transactions                    N/A

--------------------------------------------------------------------------------

*    Not annualized
N/A  Not applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                              INCOME AND EQUITY FUND
                           ---------------------------------------------------------------------------------------------
                                                                      Class A
                           ---------------------------------------------------------------------------------------------
                                 Six months ended                     For the year ended December 31,
                                    June 30, 1998   --------------------------------------------------------------------
                                      (Unaudited)              1997              1996              1995             1994
                           ----------------------   --------------------------------------------------------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                  $     9.98         $          9.42   $          9.67   $          8.98   $         9.06
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Income from investing
         operations
         Net investment
             income                    0.35                    0.33              0.35              0.31             0.16
         Net realized and
             unrealized
             gains
             (losses) on
             securities                0.40                    0.56            (0.19)              0.72           (0.07)
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total from investment
         operations                    0.75                    0.89              0.16              1.03             0.09
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Less distributions
         From net
             investment
             income                  (0.18)                  (0.33)            (0.35)            (0.31)           (0.17)
         From net capital
             gains                        -                       -            (0.06)            (0.03)                -
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total distributions              (0.18)                  (0.33)            (0.41)            (0.34)           (0.17)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Net asset value, end
         of period               $    10.55         $          9.98   $          9.42   $          9.67   $         8.98
                           ----------------------   ---------------   ---------------   ---------------   --------------

TOTAL INVESTMENT RETURN               7.53%*                  9.60%             1.78%            11.98%            0.99%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)            $    2,357         $         1,894   $         1,211   $         1,071   $          632
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions             1.81%*                  3.56%             3.75%             4.06%            2.17%
             Without
                  expense
               reductions             1.29%*                (0.96)%           (1.69)%           (2.32)%          (8.80)%
    Ratio of expenses to
         average net
         assets
             With expense
               reductions             0.92%*                  1.85%             1.85%             1.86%            1.75%
             Without
                  expense
               reductions             1.44%*                  6.38%             7.29%             8.25%           12.73%
    Portfolio turnover
         rate                         6.54%                  42.30%            28.23%            33.40%           37.12%
    Average commission
         per share paid
         on equity
         transactions            $   0.3333         $        0.1291   $        0.1347   $        0.1472   $            -


                                    Class C
                           -------------------------
                                    April 2, 1998 to
                                       June 30, 1998
                                         (Unaudited)
                           -------------------------
PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                     $  10.39
                           -------------------------
    Income from investing
         operations
         Net investment
             income                     0.02
         Net realized and
             unrealized
             gains
             (losses) on
             securities                 0.22
                           -------------------------
    Total from investment
         operations                     0.24
                           -------------------------
    Less distributions
         From net
             investment
             income                   (0.09)
         From net capital
             gains                         -
                           -------------------------
    Total distributions               (0.09)
                           -------------------------
    Net asset value, end
         of period                  $  10.54
                           -------------------------
TOTAL INVESTMENT RETURN                2.32%*
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)               $     64
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions              0.72%*
             Without
                  expense
               reductions              0.20%*
    Ratio of expenses to
         average net
         assets
             With expense
               reductions              0.21%*
             Without
                  expense
               reductions              0.73%*
    Portfolio turnover
         rate                            N/A
    Average commission
         per share paid
         on equity
         transactions                    N/A

--------------------------------------------------------------------------------

*    Not annualized
N/A  Not applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                  SMALL CAP FUND
                           ---------------------------------------------------------------------------------------------
                                                                      Class A
                           ---------------------------------------------------------------------------------------------
                                 Six months ended                     For the year ended December 31,
                                    June 30, 1998   --------------------------------------------------------------------
                                      (Unaudited)              1997              1996              1995             1994
                           ----------------------   --------------------------------------------------------------------

PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                  $    17.51         $         16.47   $         11.82   $         10.35   $        11.47
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Income from investing
         operations
         Net investment
             expense                 (0.23)                  (0.38)            (0.21)            (0.08)           (0.04)
         Net realized and
             unrealized
             gains
             (losses) on
             securities              (0.02)                    1.52              5.35              1.89           (0.42)
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total from investment
         operations                  (0.25)                    1.14              5.14              1.81           (0.46)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Less distributions
         From net
             investment
             income                       -                       -                 -                 -                -
         From net capital
             gains                        -                  (0.10)            (0.49)            (0.34)           (0.66)
                           ----------------------   ---------------   ---------------   ---------------   --------------
    Total distributions                   -                  (0.10)            (0.49)            (0.34)           (0.66)
                           ----------------------   ---------------   ---------------   ---------------   --------------

    Net asset value, end
         of period               $    17.26         $         17.51   $         16.47   $         11.82   $        10.35
                           ----------------------   ---------------   ---------------   ---------------   --------------

TOTAL INVESTMENT RETURN             (1.43)%*                  6.95%            43.70%            17.27%          (3.97)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)            $   11,276         $        11,125   $         8,549   $         4,279   $        3,169
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions           (1.35)%*                (2.82)%           (2.06)%           (0.71)%          (0.42)%
             Without
                  expense
               reductions             0.00%*                (2.99)%           (2.39)%           (1.88)%          (3.37)%
    Ratio of expenses to
         average net
         assets
             With expense
               reductions             1.55%*                  3.18%             2.91%             2.49%            2.45%
             Without
                  expense
               reductions             1.55%*                  3.35%             3.24%             3.64%            5.40%
    Portfolio turnover
         rate                        26.33%                  30.72%            51.83%            44.95%           49.79%
    Average commission
         per share paid
         on equity
         transactions            $   0.0774         $        0.0809   $        0.0807   $        0.0833   $            -


                                    Class C
                           -------------------------
                                    April 2, 1998 to
                                       June 30, 1998
                                         (Unaudited)
                           -------------------------
PER SHARE OPERATING
    PERFORMANCE
    Net asset value,
         beginning of
         period                     $  19.70
                           -------------------------
    Income from investing
         operations
         Net investment
             expense                  (0.14)
         Net realized and
             unrealized
             gains
             (losses) on
             securities               (2.30)
                           -------------------------
    Total from investment
         operations                   (2.44)
                           -------------------------
    Less distributions
         From net
             investment
             income                        -
         From net capital
             gains                         -
                           -------------------------
    Total distributions                    -
                           -------------------------
    Net asset value, end
         of period                  $  17.26
                           -------------------------
TOTAL INVESTMENT RETURN             (12.25)%*
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of
         year (000's)               $     55
    Ratio of net
         investment
         income to
         average net
         assets
             With expense
               reductions            (0.97)%*
             Without
                  expense
               reductions              0.00%*
    Ratio of expenses to
         average net
         assets
             With expense
               reductions              1.10%*
             Without
                  expense
               reductions              1.10%*
    Portfolio turnover
         rate                            N/A
    Average commission
         per share paid
         on equity
         transactions                    N/A

--------------------------------------------------------------------------------

*    Not annualized
N/A  Not applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                  PACIFIC ADVISORS
                                                            notes

                                                  PACIFIC ADVISORS
                                                            notes

                                                  PACIFIC ADVISORS
                                                            notes

PACIFIC ADVISORS
          Fund Inc


DIRECTORS
     GEORGE A. HENNING, CHAIRMAN
     VICTORIA L. BREEN
     THOMAS M. BRINKER
     KATHLEEN M. FISHKIN
     L. MICHAEL HALLER III
     SIEGFRED S. KAGAWA
     TAKASHI MAKINODAN, PH.D.
     GERALD E. MILLER
     LOUISE K. TAYLOR, PH.D.

OFFICERS
     GEORGE A. HENNING, PRESIDENT
     THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
     VICTORIA L. BREEN, ASSISTANT SECRETARY
     PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
     HAMILTON & BACHE, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

GOVERNMENT SECURITIES FUND ADVISER
     SPECTRUM ASSET MANAGEMENT, INC.
     450 NEWPORT CENTER DRIVE, SUITE 420
     NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
     PACIFIC GLOBAL INVESTOR SERVICES, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
     PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206
     (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                                                              ---------------
[GRAPHIC]      PACIFIC GLOBAL FUND DISTRIBUTORS, INC.            BULK RATE
               206 NORTH JACKSON STREET, SUITE 201             U. S. POSTAGE
               GLENDALE, CALIFORNIA 91206                           PAID
                                                               GLENDALE, CA
                                                              PERMIT NO. 1090
                                                              ---------------




                                                                       pg101.898